SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004 (August 11, 2004)

TEAM, INC.

(Exact name of registrant as specified in Charter)

Texas	0-9950	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Hermann Drive

Alvin, Texas 77511-6592

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (281) 331-6154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01: Completion of Acquisition or Disposition of Assets

As previously reported, on July 16, 2004, Team, Inc. (“Team”), and its indirect wholly-owned subsidiary Team Cooperheat-MQS, Inc., a Texas corporation formerly known as Team Acquisition Corp. (“Buyer”), executed an Asset Purchase Agreement to purchase substantially all of the assets of International Industrial Services, Inc., a Delaware corporation (“IISI”), and Cooperheat-MQS, Inc., a Delaware corporation (“Cooperheat”), including the capital stock of certain subsidiaries of IISI and Cooperheat (together, “Sellers”).

On August 12, 2004, Team filed a current report on Form 8-K disclosing the acquisition of substantially all of Sellers’ assets, but omitted the financial statements of the business acquired (required by Item 9.01(a) of Form 8-K) and the pro forma financial information (required by Item 9.01(b) of Form 8-K) as it was permitted to do pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

On October 25, 2004, the initial current report on Form 8-K was amended to indicate that required financial information would be filed within fifteen business days. On November 9, 2004, the initial Current Report on Form 8-K was again amended to indicate that required financial information would be filed as soon as the consolidated financial statements of IISI for the fiscal years ended December 31, 2002 and 2003 were available. This current report on Form 8-K/A amends the initial current report on Form 8-K filed on August 12, 2004 to include the information that was omitted.

Item 9.01: Financial Statements and Exhibits

(a)	Financial Statements of the Businesses Acquired.

The consolidated financial statements of International Industrial Services, Inc. and Subsidiaries and the report of KPMG LLP, the independent public accountants, relating to such consolidated financial statements are attached hereto as Exhibit 99.2

(b)	Pro Forma Financial Information.

The unaudited pro forma combined condensed financial statements of Team are attached hereto as Exhibit 99.3, and are not necessarily indicative of the results that actually would have been attained if the acquisition had been in effect on the dates indicated or that may be attained in the future. Such statements should be read in conjunction with the historical financial statements of Team and Sellers.

(c)	Exhibits.

Exhibit No.	Description
*2.1	Asset Purchase Agreement dated as of July 16, 2004, by and among International Industrial Services, Inc., Cooperheat-MQS, Inc., Team Acquisition Corp. and Team, Inc. (incorporated by reference to Exhibit 99.1 to Registrant’s Current Report on Form 8-K, dated July 16, 2004, filed July 20, 2004, SEC File No. 0-9950).

*10.1	Credit Agreement dated August 11, 2004 among Team, Inc., each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K, dated August 11, 2004, filed August 12, 2004, SEC File No. 0-9950).

***23.1	Consent of KPMG LLP.

**99.1	Press Release, dated August 11, 2004, “Team, Inc. Completes Purchase of Cooperheat-MQS Assets and Provides Revised Earnings Guidance” (incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K, dated August 11, 2004, filed August 12, 2004, SEC File No. 0-9950).

***99.2	December 31, 2003 and 2002 audited consolidated balance sheets and the related audited consolidated statements of operations, stockholders’ equity (deficit) and accumulated other comprehensive loss, and cash flows for each of the years in the three-year period ended May 31, 2003 and March 31, 2004 and 2003 unaudited interim consolidated condensed financial statements of International Industrial Services, Inc. and Subsidiaries.

***99.3	Pro forma unaudited combined statements of operations of Team, Inc. for the year ended May 31, 2004 and the three months ended August 31, 2004.

*	Previously filed
**	Previously furnished
***	Filed herewith

FORM 8-K/A INDEX

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEAM, INC.

Date: December 13, 2004	By:	/S/ TED W. OWEN
Ted W. Owen
Senior Vice President — Finance and Administration, Secretary and Treasurer